Exhibit 10.22

FIRST AMENDMENT
TO THE SEMPRA ENERGY
EMPLOYEE AND DIRECTOR SAVINGS PLAN

Sempra Energy maintains the Sempra Energy Employee and Director Savings Plan (the “Plan”).  In order to amend the Plan in certain respects, this First Amendment to the Plan is hereby adopted, effective as of January 1, 2012.

The Plan is hereby amended, effective January 1, 2012 as follows:

1.

Section 3.1(c)(1) and (2) of the Plan are hereby amended in their entirety to read as follows:

“(1) Each Participant who is a Manager shall be permitted to defer, in any whole percentage: (A) from 6% to 85% of Base Salary and (B) from 6% to 85% of his Bonus.

(2) Each Participant who is an Executive Officer shall be permitted to defer, in any whole percentage: (A) from 6% to 85% of Base Salary, (B) from 6% to 85% of his Bonus and (C) from 10% to 100% of his Restricted Stock Units, Stock Option Gains, Severance Payments and SERP Lump Sum, subject to Section 3.1(b).”

Executed at San Diego, California this 7th day of November, 2011.

SEMPRA ENERGY

By:

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Title:

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Date:

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